Exhibit 99

Post Office Box 216 307 North Defiance Street Archbold, Ohio 43502	NEWS RELEASE

Company Contact:	Investor and Media Contact:
Lars B. Eller President and Chief Executive Officer Farmers & Merchants Bancorp, Inc. (419) 446-2501 leller@fm.bank	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

Farmers & Merchants Bancorp, Inc. Reports Record

2022 Second-Quarter and Year-to-Date Financial Results

ARCHBOLD, OHIO, July 21, 2022, Farmers & Merchants Bancorp, Inc. (Nasdaq: FMAO) today reported financial results for the 2022 second quarter and year-to-date June 30, 2022.

2022 Second Quarter Financial and Operating Highlights (on a year-over-year basis unless noted):

•	Net income increased 66.0% to a quarterly record of $8.3 million, from $5.0 million
•	Earnings increased 43.2% to $0.63 per basic and diluted share, from $0.44 per basic and diluted share
•	Average shares outstanding increased 16.8% as a result of the Perpetual Federal Savings Bank Acquisition
•	Efficiency rate improved to 50.17%
•	Organic loan growth of 19.9%, excluding PPP loans and loan balances at time of acquisitions
•	Total loans were a record of $2.035 billion and increased 9.6% from $1.857 billion at December 31, 2021
•	Total assets increased 23.4% to $2.675 billion
•	Deposits increased 20.0% to $2.224 billion
•	Strong asset quality continues as nonperforming loans declined 25.4% to $5.2 million, or 0.26% of total loans
•	Net charge-offs to average loans were 0.00%, the fifth consecutive quarter at or below 0.00%
•	Return on average equity, increased to 11.66% from 8.00%
•	Return on average tangible equity, based on regulatory calculations, increased to 14.72% from 10.26% on a year-over-year basis

Lars B. Eller, President and Chief Executive Officer, stated, “Our record second quarter financial and operating performance reflects the benefits of our organic and acquisition growth strategies, excellent asset quality, and focus on controlling expenses and driving efficiencies.  The growth we are experiencing across our Ohio, Indiana and Michigan markets is encouraging, which we believe is a result of our desire to help our retail, commercial and agricultural customers realize their best lives.  Loans increased organically by $237.1 million, or 19.9% on a year-over-year basis and are up 9.6% from December 31, 2021.”

Mr. Eller continued, “In April 2022, we formally honored F&M’s 125th anniversary, which included activities that recognized the efforts and support of our communities, customers, employees, and shareholders.  We are looking forward to building a sustainable business for the next 125 years by investing in our team, innovating our organization, providing our local communities with best-in-class service, and expanding our franchise to new markets.  In June 2022, we restructured our leadership team, and added new capabilities and functions that will help us manage and lead a larger organization.  We also continue to pursue opportunities for de novo growth.  Expansion plans underway include new full-service offices that are expected to open over the next 12 months in Fort Wayne, Indiana, and Toledo, Ohio as well as an office relocation in Auburn, Indiana.”

Income Statement

Net income for the 2022 second quarter ended June 30, 2022, was $8.3 million, compared to $5.0 million for the same period last year.  Net income per basic and diluted share for the 2022 second quarter was $0.63, compared to $0.44 for the same period last year.  Net income for the 2022 first half ended June 30, 2022, was $16.4 million, compared to $9.9 million for the same period last year.  Net income per basic and diluted share for the 2022 first half was $1.25, compared to $0.88 for the same period last year.

Profitability is benefitting from F&M’s larger scale, strong asset quality, and prudent expense management.  The Company’s efficiency ratio improved to 50.17% during the 2022 second quarter.  Strong profitability also drove higher returns, and ROAA, ROAE, and ROATCE all expanded on a year-over-year basis.

Deposits

At June 30, 2022, total deposits were $2.22 billion, an increase of 20.0% from June 30, 2021, and an increase of 1.4% from December 31, 2021.  F&M continues to see growing customer preferences to more stable and secure saving instruments as deposits have increased since the COVID-19 crisis began.  The Company’s cost of interest-bearing liabilities was 0.45% for the quarter ended June 30, 2022, compared to 0.44% for the quarter ended June 30, 2021, and 0.51% for the quarter ended December 31, 2021.

Loan Portfolio and Asset Quality

Total loans, net at June 30, 2022, increased 39.5%, or by $576.4 million to $2.03 billion, compared to $1.46 billion at June 30, 2021, and up from $1.84 billion at December 31, 2021. The year-over-year improvement resulted primarily from the contribution of continued organic loan growth and the completion of both the Perpetual Federal Savings Bank, Inc. and Ossian Financial Services, Inc. acquisitions.

Loans increased 19.9% organically from the same period a year ago when not including the Perpetual  acquisition, and the impact of PPP loans.  During the 2022 second quarter, the Company processed $455,000 of PPP loan forgiveness and principal payments received.  At June 30, 2022, there were only $8,000 of PPP loans within F&M’s loan portfolio.

F&M continues to closely monitor its loan portfolio with a particular emphasis on higher risk sectors.  Nonperforming loans were $5.2 million, or 0.26% of total loans at June 30, 2022, compared to $7.0 million, or 0.48% at June 30, 2021.  Due to loan growth, F&M continues to prudently fund its allowance for loan and lease losses which has increased 22.1% on a year-over-year basis.  At June 30, 2022, the Company’s allowance for loan and lease losses to nonperforming loans was 351.44%, compared to 214.58% at June 30, 2021.

Mr. Eller concluded, “While economic uncertainty has increased throughout 2022, we are committed to pursuing our long-term strategic growth initiatives, helping our customers and communities, and returning additional capital to our shareholders.  We are also focused on successfully closing and integrating the Peoples-Sidney Financial Corporation acquisition, which will add $132.7 million in total assets to F&M and expand F&M’s community banking franchise into compelling markets throughout Shelby County Ohio.  As a result, we believe 2022 will be another record year of earnings and growth for F&M.”

Stockholders’ Equity and Dividends

Total stockholders’ equity increased 12.1% to $280.9 million at June 30, 2022, from $250.6 million at June 30, 2021. At June 30, 2022, the Company had a Tier 1 leverage ratio of 11.1%, compared to 8.78% at June 30, 2021.

Tangible stockholders’ equity on a regulatory basis increased to $227.7 million at June 30, 2022, compared to $189.6 million at June 30, 2021. On a per share basis, tangible stockholders’ equity at June 30, 2022, was $17.43 per share, compared to $16.94 per share at June 30, 2021.

For the six months ended June 30, 2022, the Company has declared cash dividends of $0.3925 per share, which is a 15.4% increase over the 2021 six-month declared dividend payment. Dividends declared for the 2022 six months included a special one-time cash dividend of $0.0125 to honor F&M’s 125th anniversary.  F&M is committed to returning capital to shareholders and has increased the annual cash dividend for over 27 consecutive years. For the six months ended June 30, 2022, the dividend payout ratio was 30.08% compared to 38.18% for the same period last year.

About Farmers & Merchants State Bank:

The Farmers & Merchants State Bank is a local independent community bank that has been serving Northwest Ohio and Northeast Indiana since 1897. The Farmers & Merchants State Bank provides commercial banking, retail banking and other financial services. Our locations are in Champaign, Fulton, Defiance, Hancock, Henry, Lucas, Williams, and Wood counties in Western Ohio. In Northeast Indiana, we have offices located in Adams, Allen, DeKalb, Jay, Steuben and Wells counties, and we have Loan Production Offices in West Bloomfield, Michigan; Muncie, Indiana; and Bryan and Oxford, Ohio.

Safe Harbor Statement

Farmers & Merchants Bancorp, Inc. (“F&M”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995. Statements by F&M, including management’s expectations and comments, may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended.  Actual results could vary materially depending on risks and uncertainties inherent in general and local banking conditions, competitive factors specific to markets in which F&M and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions, capital market conditions, or the effects of the COVID-19 pandemic, and its impacts on our credit quality and business operations, as well as its impact on general economic and financial market conditions. F&M assumes no responsibility to update this information.  For more details, please refer to F&M’s SEC filing, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q. Such filings can be viewed at the SEC’s website, www.sec.gov or through F&M’s website www.fm.bank.

Non-GAAP Financial Measures

This press release includes disclosure of financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP).  A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Farmers & Merchants Bancorp, Inc. believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Farmers & Merchants Bancorp, Inc.’s marketplace performance.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP.  A reconciliation of GAAP to non-GAAP financial measures is included within this press release.

MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME & COMPREHENSIVE INCOME

(Unaudited) (in thousands of dollars, except per share data)

	Three Months Ended					Six Months Ended
	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Interest Income
Loans, including fees	$22,388	$20,455	$21,008	$18,766	$16,259	$42,843	$31,871
Debt securities:
U.S. Treasury and government agencies	1,035	1,023	964	924	857	2,058	1,608
Municipalities	322	300	289	284	289	622	597
Dividends	57	42	49	44	31	99	81
Federal funds sold	9	10	10	10	6	19	11
Other	100	69	103	94	88	169	127
Total interest income	23,911	21,899	22,423	20,122	17,530	45,810	34,295
Interest Expense
Deposits	1,379	1,360	1,581	1,221	1,276	2,739	2,616
Federal funds purchased and securities sold under agreement to repurchase	166	152	155	165	163	318	329
Borrowed funds	218	335	361	87	115	553	337
Subordinated notes	284	269	291	199	-	553	-
Total interest expense	2,047	2,116	2,388	1,672	1,554	4,163	3,282
Net Interest Income - Before Provision for Loan Losses	21,864	19,783	20,035	18,450	15,976	41,647	31,013
Provision for Loan Losses	1,628	580	444	659	641	2,208	2,341
Net Interest Income After Provision For Loan Losses	20,236	19,203	19,591	17,791	15,335	39,439	28,672
Noninterest Income
Customer service fees	2,148	2,648	2,417	2,242	2,198	4,796	5,012
Other service charges and fees	1,008	998	1,026	1,010	874	2,006	1,712
Net gain on sale of loans	164	697	1,074	822	955	861	2,001
Net gain on sale of available-for-sale securities	-	-	-	-	-	-	293
Total noninterest income	3,320	4,343	4,517	4,074	4,027	7,663	9,018
Noninterest Expense
Salaries and wages	5,366	5,502	5,761	5,442	4,591	10,868	8,981
Employee benefits	1,546	2,054	1,792	1,621	1,915	3,600	3,909
Net occupancy expense	522	598	532	529	546	1,120	1,123
Furniture and equipment	1,008	1,056	782	903	848	2,064	1,639
Data processing	654	604	1,020	1,548	428	1,258	933
Franchise taxes	757	418	361	372	294	1,175	740
ATM expense	544	532	478	460	459	1,076	908
Advertising	300	237	431	439	331	537	566
Net (gain) loss on sale of other assets owned	(266)	(5)	13	219	227	(271)	202
FDIC assessment	270	114	265	296	276	384	512
Mortgage servicing rights amortization	59	26	266	285	524	85	1,029
Consulting fees	233	178	761	256	394	411	617

Other general and administrative	2,242	2,179	1,964	1,951	2,227	4,421	4,260
Total noninterest expense	13,235	13,493	14,426	14,321	13,060	26,728	25,419
Income Before Income Taxes	10,321	10,053	9,682	7,544	6,302	20,374	12,271
Income Taxes	2,050	1,951	1,999	1,624	1,319	4,001	2,379
Net Income	8,271	8,102	7,683	5,920	4,983	16,373	9,892
Other Comprehensive Income (Loss) (Net of Tax):
Net unrealized gain (loss) on available- for-sale securities	(14,602)	(20,939)	(5,170)	173	786	(35,541)	(5,951)
Reclassification adjustment for realized gain on sale of available-for-sale securities	-	-	-	-	-	-	(293)
Net unrealized gain (loss) on available- for-sale securities	(14,602)	(20,939)	(5,170)	173	786	(35,541)	(6,244)
Tax expense (benefit)	(3,067)	(4,397)	(1,085)	36	165	(7,464)	(1,311)
Other comprehensive income (loss)	(11,535)	(16,542)	(4,085)	137	621	(28,077)	(4,933)
Comprehensive Income (Loss)	$(3,264)	$(8,440)	$3,598	$6,057	$5,604	$(11,704)	$4,959
Basic and Diluted Earnings Per Share	$0.63	$0.62	$0.59	$0.53	$0.44	$1.25	$0.88
Dividends Declared	$0.2025	$0.1900	$0.1900	$0.1800	$0.1700	$0.3925	$0.3400

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (in thousands of dollars, except share data)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$69,955	$94,118	$135,485	$112,875	$93,636
Federal funds sold	1,484	45,404	45,338	45,203	57,483
Total cash and cash equivalents	71,439	139,522	180,823	158,078	151,119

Interest-bearing time deposits	6,684	8,677	10,913	14,622	18,597
Securities - available-for-sale	399,687	413,996	429,931	426,717	407,500
Other securities, at cost	8,735	8,568	8,162	4,905	6,419
Loans held for sale	4,230	6,060	7,714	3,735	8,041
Loans, net	2,016,394	1,945,449	1,841,177	1,479,864	1,443,336
Premises and equipment	26,492	26,653	26,913	26,476	26,915
Goodwill	80,434	80,434	80,434	55,214	56,066
Mortgage servicing rights	3,426	3,336	3,157	3,097	3,146
Other real estate owned	-	-	159	167	198
Bank owned life insurance	27,874	27,715	27,558	27,397	27,218
Other assets	29,321	25,735	21,359	18,711	18,310
Total Assets	$2,674,716	$2,686,145	$2,638,300	$2,218,983	$2,166,865

Liabilities and Stockholders' Equity

Liabilities
Deposits
Noninterest-bearing	$503,395	$497,249	$473,689	$438,076	$443,863
Interest-bearing
NOW accounts	678,552	681,975	650,466	646,237	652,078
Savings	617,850	626,787	597,828	529,532	501,687
Time	424,249	447,586	471,479	252,383	256,445
Total deposits	2,224,046	2,253,597	2,193,462	1,866,228	1,854,073

Federal funds purchased and securities sold under agreements to repurchase	71,944	31,680	29,268	29,601	29,882
Federal Home Loan Bank (FHLB) advances	42,635	22,656	24,065	17,868	17,868
Other borrowings	-	40,000	40,000	-	-
Subordinated notes, net of unamortized issuance costs	34,528	34,499	34,471	34,441	-
Dividend payable	2,626	2,462	2,461	2,002	1,888
Accrued expenses and other liabilities	18,064	14,773	17,406	14,097	12,569
Total liabilities	2,393,843	2,399,667	2,341,133	1,964,237	1,916,280

Commitments and Contingencies

Stockholders' Equity
Common stock - No par value 20,000,000 shares authorized; issued and outstanding 14,063,999 shares 6/30/22 and 12/31/21	123,145	122,886	122,674	81,382	82,259
Treasury stock - 998,174 shares 6/30/22, 997,766 shares 12/31/21	(11,822)	(11,739)	(11,724)	(11,718)	(12,172)
Retained earnings	200,811	195,057	189,401	184,181	179,734
Accumulated other comprehensive income (loss)	(31,261)	(19,726)	(3,184)	901	764
Total stockholders' equity	280,873	286,478	297,167	254,746	250,585
Total Liabilities and Stockholders' Equity	$2,674,716	$2,686,145	$2,638,300	$2,218,983	$2,166,865

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA

	For the Three Months Ended					For the Six Months Ended
Selected financial data	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	June 30, 2022	June 30, 2021
Return on average assets	1.23%	1.21%	1.17%	1.12%	0.90%	1.22%	0.98%
Return on average equity	11.66%	11.00%	10.94%	9.32%	8.00%	11.32%	7.94%
Yield on earning assets	3.47%	3.47%	3.59%	3.85%	3.53%	3.79%	3.61%
Cost of interest bearing liabilities	0.45%	0.45%	0.51%	0.45%	0.44%	0.44%	0.48%
Net interest spread	3.02%	3.02%	3.08%	3.40%	3.09%	3.35%	3.13%
Net interest margin	3.14%	3.14%	3.21%	3.53%	3.21%	3.47%	3.27%
Efficiency	50.17%	55.44%	58.76%	63.50%	64.98%	57.90%	63.72%
Dividend payout ratio	30.02%	30.64%	32.03%	33.81%	37.89%	30.08%	38.18%
Tangible book value per share (1)	$17.43	$16.96	$16.49	$17.33	$16.94
Tier 1 capital to average assets	8.75%	8.51%	8.47%	9.45%	8.78%
Average Shares Outstanding	13,065,975	13,066,272	13,046,299	11,209,732	11,191,043	13,066,123	11,194,011

(1) Tangible Equity = Stockholder Equity less goodwill and other intangibles (core deposit intangible, mortgage servicing rights and unrealized gain/loss on securities)

Loans	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
(Dollar amounts in thousands)
Commercial real estate	$979,176	$910,839	$848,477	$728,852	$691,122
Agricultural real estate	199,972	196,223	198,343	179,374	189,742
Consumer real estate	410,450	410,120	395,873	202,454	194,715
Commercial and industrial	232,975	216,918	208,270	194,767	216,609
Agricultural	127,143	140,709	118,368	105,580	100,756
Consumer	55,411	57,521	57,737	55,521	56,427
Other	31,243	31,573	32,089	31,096	13,549
Less: Net deferred loan fees and costs	(1,552)	(1,683)	(1,738)	(2,082)	(4,497)
Total loans, net	$2,034,818	$1,962,220	$1,857,419	$1,495,562	$1,458,423

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

SELECT FINANCIAL DATA (continued)

Asset quality data	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
(Dollar amounts in thousands)
Nonaccrual loans	$5,247	$8,581	$8,076	$6,248	$7,031
Troubled debt restructuring	$2,748	$7,268	$7,614	$6,035	$5,492
90 day past due and accruing	$-	$-	$-	$-	$-
Nonperforming loans	$5,247	$8,581	$8,076	$6,248	$7,031
Other real estate owned	$-	$-	$159	$167	$198
Nonperforming assets	$5,247	$8,581	$8,235	$6,415	$7,229

(Dollar amounts in thousands)
Allowance for loan and lease losses	$18,424	$16,771	$16,242	$15,698	$15,087
Allowance for loan and lease losses/total loans	0.91%	0.85%	0.87%	1.05%	1.03%
Net charge-offs:
Quarter-to-date	$(25)	$51	$(101)	$48	$(21)
Year-to-date	$26	$51	$874	$974	$926
Net charge-offs to average loans
Quarter-to-date	0.00%	0.00%	-0.01%	0.00%	0.00%
Year-to-date	0.00%	0.00%	0.06%	0.07%	0.07%
Nonperforming loans/total loans	0.26%	0.44%	0.43%	0.42%	0.48%
Allowance for loan and lease losses/nonperforming loans	351.44%	198.29%	201.11%	251.26%	214.58%

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES

(in thousands of dollars, except percentages)

	For the Three Months Ended			For the Three Months Ended
	June 30, 2022			June 30, 2021
Interest Earning Assets:	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Loans	$1,999,357	$22,388	4.48%	$1,419,531	$16,259	4.58%
Taxable investment securities	422,482	1,344	1.27%	367,249	1,100	1.20%
Tax-exempt investment securities	21,649	70	1.64%	17,497	77	2.23%
Fed funds sold & other	81,091	109	0.54%	187,583	94	0.20%
Total Interest Earning Assets	2,524,579	$23,911	3.79%	1,991,860	$17,530	3.53%

Nonearning Assets	161,031			228,036

Total Assets	$2,685,610			$2,219,896

Interest Bearing Liabilities:
Savings deposits	$1,312,444	$777	0.24%	$1,123,157	$566	0.20%
Other time deposits	435,091	602	0.55%	250,277	710	1.13%
Other borrowed money	39,172	218	2.23%	17,859	115	2.58%
Fed funds purchased & securities
sold under agreement to repurchase	35,260	166	1.88%	29,980	163	2.17%
Subordinated notes	34,509	284	3.29%	-	-	0.00%
Total Interest Bearing Liabilities	$1,856,476	$2,047	0.44%	$1,421,273	$1,554	0.44%

Noninterest Bearing Liabilities	545,439			549,610

Stockholders' Equity	$283,695			$249,013

Net Interest Income and Interest Rate Spread		$21,864	3.35%		$15,976	3.09%

Net Interest Margin			3.47%			3.21%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEETS AND RELATED YIELDS AND RATES (continued)

(in thousands of dollars, except percentages)

	For the Six Months Ended			For the Six Months Ended
	June 30, 2022			June 30, 2021
Interest Earning Assets:	Average Balance	Interest/ Dividends	Annualized Yield/Rate	Average Balance	Interest/ Dividends	Annualized Yield/Rate
Loans	$1,953,671	$42,843	4.39%	$1,374,302	$31,871	4.64%
Taxable investment securities	426,189	2,639	1.24%	345,893	2,109	1.22%
Tax-exempt investment securities	20,119	140	1.76%	18,936	177	2.37%
Fed funds sold & other	124,050	188	0.30%	162,646	138	0.17%
Total Interest Earning Assets	2,524,029	$45,810	3.63%	1,901,777	$34,295	3.61%

Nonearning Assets	162,949			126,533

Total Assets	$2,686,978			$2,028,310

Interest Bearing Liabilities:
Savings deposits	$1,302,005	$1,365	0.21%	$1,069,179	$1,140	0.21%
Other time deposits	447,471	1,374	0.61%	246,155	1,476	1.20%
Other borrowed money	51,180	553	2.16%	17,854	337	3.78%
Fed funds purchased & securities
sold under agreement to repurchase	32,182	318	1.98%	30,095	329	2.19%
Subordinated notes	34,495	553	3.12%	-	-	0.00%
Total Interest Bearing Liabilities	$1,867,333	$4,163	0.44%	$1,363,283	$3,282	0.48%

Noninterest Bearing Liabilities	530,478			415,722

Stockholders' Equity	$289,167			$249,305

Net Interest Income and Interest Rate Spread		$41,647	3.19%		$31,013	3.13%

Net Interest Margin			3.30%			3.27%

Yields on Tax exempt securities and the portion of the tax-exempt IDB loans included in loans have been tax adjusted based on a 21% tax rate in the charts

FARMERS & MERCHANTS BANCORP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF TANGIBLE BOOK VALUE

	Actual End of Period		Regulatory End of Period
Non-GAAP Reconciliation of Tangible Book Value	Year to Date		Year to Date
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Shares Outstanding	13,065,825	11,189,052	13,065,825	11,189,052

Tangible Equity
Equity	$280,872	$250,585	$280,872	$250,585
Goodwill	80,434	56,066	80,434	56,066
Other Intangible	3,974	4,200	3,974	4,200
Comprehensive Adjustment*	-	-	31,261	(764)
Tangible Equity	$196,464	$190,319	$227,725	$189,555
Shares Outstanding	13,066	11,189	13,066	11,189
Tangible Book Equity per Share	$15.04	$17.01	$17.43	$16.94

	Actual Average		Regulatory Average
	Year to Date		Year to Date
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021

Net Income	$16,373	$9,892	$16,373	$9,892
Acquisition Costs - Tax Adjusted	115	982	115	982

Average Shares Outstanding	13,066,123	11,194,011	13,066,123	11,194,011

Average Tangible Equity
Average Equity	$289,167	$249,305	$289,167	$249,305
Average Goodwill	80,434	50,191	80,434	50,191
Average Other Intangible	4,235	3,764	4,235	3,764
Average Comprehensive Adjustment*	-	-	16,893	(2,548)
Average Tangible Equity	$204,498	$195,350	$221,391	$192,803
Average Shares Outstanding	13,066	11,194	13,066	11,194
Average Tangible Book Equity per Share	$15.65	$17.45	$16.94	$17.22

Return on Average Tangible Equity	16.01%	10.13%	14.79%	10.26%
Return on Average Tangible Equity w/o Acquisition	16.12%	11.13%	14.89%	11.28%

*The Bank has adopted the Accumulated Other Comprehensive Income (AOCI) opt out election which removed AOCI from the calculation of tangible equity for regulatory purposes.